Table of Contents

Supplemental Agreement No. 19

to

Purchase Agreement No. 2910

between

THE BOEING COMPANY

and

GAC Inc.

Relating to Boeing Model 737-8EH Aircraft

            THIS SUPPLEMENTAL AGREEMENT, entered into as of the _________ day of ____________________ 2010, by and between THE BOEING COMPANY, a Delaware corporation with its principal offices in the City of Seattle, State of Washington, USA (Boeing), and GAC Inc., a company organized under the laws of the Cayman Islands (Buyer);

W I  T  N  E  S  S  E  T  H:

            WHEREAS, Boeing and Buyer entered into Purchase Agreement No. 2910, dated 17 May 2004, as amended and supplemented (the Agreement) relating to the purchase and sale of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Boeing Model 737-8EH aircraft; and

Whereas, Buyer and Boeing now wish to amend certain terms and conditions associated with the Agreement, and

            WHEREAS, Boeing and Buyer have agreed to amend the Agreement to incorporate Buyer’s decision to (1[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT], and (2) to revise the Exhibit A documention regarding the configuration of the 737-800 aircraft, and

WHEREAS, Boeing and Buyer have also agreed to amend the Agreement to incorporate certain other changes as may be described herein;

            NOW, THEREFORE, in consideration of the mutual covenants contained herein, the parties agree to amend the Agreement as follows:

PA2910 SA-19	1	GOT

1.         Table of Contents.

Remove and replace, in its entirety, the Table of Contents with a new Table of Contents (attached hereto) to reflect the incorporation of this Supplemental Agreement No. 19 (SA-19) into the Purchase Agreement.

2.         Tables.

            2.1       Remove and replace Table 2 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 2 (attached hereto) in order to incorporate the new GOL revised configuration features value, as well as to remove [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] Table 2 aircraft that GOL has decided to take delivery of [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            2.2       Add the new Table 2-A to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, (attached hereto) in order to incorporate [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            2.3       Remove and replace Table 4 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 4 (attached hereto) in order to incorporate the new GOL revised configuration features value.

            2.4       Remove and replace Table 5 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 5 (attached hereto) in order to incorporate the new GOL revised configuration features value.

            2.5       Remove and replace Table 6 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 6 (attached hereto) in order to incorporate the new GOL revised configuration features value.

            2.6       Remove and replace Table 8 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 8 (attached hereto) in order to incorporate the new GOL revised configuration features value.

            2.7       Remove and replace Table 9 to Purchase Agreement No. 2910, Aircraft Delivery,Description, Price and Advance Payments, with the new Table 9

PA2910 SA-19	2	GOT

(attached hereto) in order to incorporate the new GOL revised configuration features value.

            2.8       Remove and replace Table 10 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 10 (attached hereto) in order to incorporate the new GOL revised configuration features value.

            2.9       Remove and replace Table 11 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, with the new Table 11 (attached hereto) in order to incorporate the new GOL revised configuration features value.

            2.10     Add the new Table 13 to Purchase Agreement No. 2910, Aircraft Delivery, Description, Price and Advance Payments, (attached hereto) in order to incorporate the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

3.         Exhibits.

3.1       Remove and replace Exhibit A, Baseline 737-800 Aircraft Configuratiion – Table 1 and Table 2 Aircraft , (attached hereto) in order to provide the new revised GOL detail configuration elements and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] that are applicable to the Table 1 and Table 2 aircraft.

3.2       Add the new Exhibit A-1. Alternate 737-800 Aircraft Configuratiion – Table 2-A Aircraft , (attached hereto) in order to incorporate [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] applicable to the Table 2-A aircraft.

3.3       Remove and replace Exhibit A2, Baseline 737-800 Aircraft Configuratiion – Table 3 and Table 4 Aircraft , (attached hereto) in order to provide the new revised GOL detail configuration elements and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] that are applicable to the Table 3 and Table 4 aircraft.

3.4       Remove and replace Exhibit A4, Baseline 737-800 Aircraft Configuratiion – Table 5 and Table 6 Aircraft , (attached hereto) in order to provide the new revised GOL detail configuration elements and [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A

PA2910 SA-19	3	GOT

REQUEST FOR CONFIDENTIAL TREATMENT] that are applicable to the Table 5 and Table 6 aircraft.

3.5       Remove and replace Exhibit A5, Baseline 737-800 Aircraft Configuratiion – Table 8 through Table 11 & Table 13 Aircraft , (attached hereto) in order to provide the [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT] applicable to the Table 8 through Table 11 aircraft.

3.6       Remove and replace, in its entirety , Supplemental Exhibit BFE1, Buyer Furnished Equipment Variables, with a new Supplemental Exhibit BFE1 (attached hereto) [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.         Letter Agreements.

            4.1       Remove and replace page 1 and Attachment A to Letter Agreement No. 6-1162-DME-0706R4, Purchase Rights, with a new page 1 and Attachment A (attached hereto) to now reflect [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            4.2       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

            4.3       Remove and replace page 1 of the Letter Agreement No.
6-1162-DME-1106R1, Aircraft Model Substitution, with a new page 1 (attached hereto) in order to include the Table13 aircraft within the terms and conditions of this letter agreement.

            4.4       Remove and replace page 1 through page 8 of the Letter Agreement No. 6-1162- DME-1162, as now entitled, Special Matters – Table 8-11 and Table 13 Aircraft, (attached hereto) in order to incorporate the business terms associated with the new Table 13 aircraft.

            4.6       Add the new Letter Agreement No. 6-1162-DME-1250, Certain Special Matters – Table 13 Aircraft, (attached hereto) in order to incorporate Buyer and Boeing’s understanding and agreement concerning cetain special business terms and conditions relating to the Table 13 aircraft.

5.         Confidential Treatment.

Customer and Boeing each understands that certain commercial and financial information contained in this Supplemental Agreement are considered by both

PA2910 SA-19	4	GOT

Customer and Boeing as confidential.  Customer and Boeing agree that each will treat this Supplemental Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Supplemental Agreement or any information contained herein to any other person or entity.

PA2910 SA-19	5	GOT

The Purchase Agreement, Exhibits and Letter Agreements shall be deemed amended to the extent herein provided and as so amended shall continue in full force and effect.  In the event of any inconsistency between the above provisions and those provisions contained in the Purchase Agreement, the terms of this Supplemental Agreement will govern and control.

EXECUTED IN DUPLICATE as of the day and year first above written.

THE BOEING COMPANY

By _________________________

Its                 Attorney‑In‑Fact

GAC INC.

By _________________________    By _________________________

Its                                                         Its

Witness                                                Witness

PA2910 SA-19	6	GOT

TABLE OF CONTENTS
SUPPLEMENTAL
AGREEMENT
NUMBER
ARTICLES

	1.	Quantity, Model and Description

	2.	Delivery Schedule

	3.	Price

	4.	Payment

	5.	Miscellaneous

TABLE

	1.	Aircraft Information Table 1 (Block 1 aircraft)	SA-13
	2.	Aircraft Information Table 2 (Block 2 aircraft)	SA-19
	3.	Aircraft Information Table 2-A (Block 2-A aircraft)	SA-19
	4.	Aircraft Information Table 3 (Block 3 aircraft)	SA-11
	5.	Aircraft Information Table 4 (Block 4 aircraft)	SA-19
	6.	Aircraft Information Table 5 (Block 5 aircraft)	SA-19
	7.	Aircraft Information Table 6 (Block 6 aircraft)	SA-19
	8.	Aircraft Information Table 7 (Block 7 aircraft)	SA-14
	9.	Aircraft Information Table 8 (Block 8 aircraft)	SA-19
	10.	Aircraft Information Table 9 (Block 9 aircraft)	SA-19
	11.	Aircraft Information Table 10 (Block 10 aircraft)	SA-19
	12.	Aircraft Information Table 11 (Block 11 aircraft)	SA-19
	13.	Aircraft Information Table 12 (Block 12 aircraft)	SA-18
	14.	Aircraft Information Table 13 (Block 13 aircraft)	SA-19

EXHIBIT

A.	A.	Aircraft Configuration – Block 1 & 2	SA-19
	A-1.	Aircraft Configuration – Block 2-A	SA-19
	A-2.	Aircraft Configuration – Block 3 & 4	SA-19
	A-3.	Aircraft Configuration – Table 7 (737-700)	SA-14
	A-4.	Aircraft Configuration – Block 5 & 6	SA-19
	A-5.	Aircraft Configuration – Block 8 through 13	SA-19
	A-6.	Baseline 737-700 Aircraft Configuration – Table 12	SA-18

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

	AE1.	Escalation Adjustment/Airframe and Optional Features	SA-5
	BFE1.	BFE Variables	SA-19
	CS1.	Customer Support Variables
	EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
	SLP1.	Service Life Policy Components

PA2910	i	GOT
SA-19

SUPPLEMENTAL
LETTER AGREEMENTS	AGREEMENT
NUMBER

2910-01	Customer Software
2910-02	Spares – Flight Crew Training Spare Parts Support
2910-03	Spares – Initial Provisioning
6-1162-DME-0706R4	Purchase Rights	SA-19
6-1162-DME-0707R1	Advance Payment Matters	SA-15
6-1162-DME-0708	Technical Matters
6-1162-DME-0710	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-10
6-1162-DME-0711	Promotional Support
6-1162-DME-0712	Special Matters (canceled & superseded)	SA-5
6-1162-DME-0713	Tailored Weight Program
6-1162-DME-0714	Demonstration Flight Waiver
6-1162-DME-0824R2	Special Matters - Table 1-7 Aircraft	SA-18
6-1162-DME-0825	Market Risk - Escalation	SA-18
6-1162-DME-0841	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-7
6-1162-DME-0867	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-7
6-1162- DME-1104	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-19
6-1162- DME-1106R1	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-19
6-1162- DME-1107	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-18
6-1162-DME-1111R1	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-14
6-1162- DME-1152	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-15
6-1162- DME-1153	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-15
6-1162- DME-1162	Special Matters – Table 8-11 & Table 13 Aircraft	SA-19
6-1162- DME-1164	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-15
6-1162- DME-1185	[CONFIDENTIAL PORTION OMITTED AND FILED
SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR
CONFIDENTIAL TREATMENT]		SA-16
6-1162- DME-1213	Special Matters – Table 12 Aircraft	SA-18
6-1162- DME-1250	Certain Special Matters – Table 13 Aircraft	SA-19

PA2910	ii	GOT
SA-19

RECORD OF SUPPLEMENTAL AGREEMENTS

SA-1	16	July	2004
SA-2	20	January	2005
SA-3	07	March	2005
SA-4	24	March	2005
SA-5	25	July	2005
SA-6	26	August	2005
SA-7	18	November	2005
SA-8	17	February	2006
SA-9	13	March	2006
SA-10	19	October	2006
SA-11	24	October	2006
SA-12	28	February	2007
SA-13	17	December	2007
SA-14	29	September	2008
SA-15	30	April	2009
SA-16	24	September	2009
SA-17	28	October	2009
SA-18	08	July	2010
SA-19	__	_________________	2010

PA2910	iii	GOT
SA-19

Supplemental Agreement No. SA-19
Table 2-A
     To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54939-1F.TXT	Boeing Proprietary	Page 1

Supplemental Agreement No. SA-19
Table 2 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54940-1F.TXT	Boeing Proprietary	Page 2

Supplemental Agreement No. SA-19
Table 2 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54940-1F.TXT	Boeing Proprietary	Page 3

Supplemental Agreement No. SA-19
Table 4 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54941-1F.TXT	Boeing Proprietary	Page 4

Supplemental Agreement No. SA-19
Table 5 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54944-1F.TXT	Boeing Proprietary	Page 5

Supplemental Agreement No. SA-19
Table 5 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54944-1F.TXT	Boeing Proprietary	Page 6

Supplemental Agreement No. SA-15
Table 6 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54944-1F.TXT	Boeing Proprietary	Page 7

Supplemental Agreement No. SA-19
Table 8 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 8

Supplemental Agreement No. SA-19
Table 9 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 9

Supplemental Agreement No. SA-19
Table 10 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 10

Supplemental Agreement No. SA-19
Table 11 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 11

Attachment 1 to Letter Agreement No. 6-1162-1250
Order Conversion to Supplemental Agreement No. SA-19
To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54946-1F.TXT	Boeing Proprietary	Page 12

Attachment 1 to Letter Agreement No. 6-1162-1250
Order Conversion to Supplemental Agreement No. SA-19
To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54946-1F.TXT	Boeing Proprietary	Page 13

BOEING PROPRIETARY

	Exhibit A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 1 & 2	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 1

BOEING PROPRIETARY

	Exhibit A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 1 & 2	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 2

BOEING PROPRIETARY

	Exhibit A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 1 & 2	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 3

BOEING PROPRIETARY

Exhibit A	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
Block 1 & 2	Price
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 4

BOEING PROPRIETARY

	Exhibit A-1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 2-A Alternate Configuration	Price
CR	High Altitude, Over Water, O/H Stowage, Increased MTOW	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 1

BOEING PROPRIETARY

	Exhibit A-1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 2-A Alternate Configuration	Price
CR	High Altitude, Over Water, O/H Stowage, Increased MTOW	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 2

BOEING PROPRIETARY

	Exhibit A-1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 2-A Alternate Configuration	Price
CR	High Altitude, Over Water, O/H Stowage, Increased MTOW	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 3

BOEING PROPRIETARY

	Exhibit A-1	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 2-A Alternate Configuration	Price
CR	High Altitude, Over Water, O/H Stowage, Increased MTOW	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 4

BOEING PROPRIETARY

	Exhibit A-2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 3 & 4	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 1

BOEING PROPRIETARY

	Exhibit A-2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 3 & 4	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 2

BOEING PROPRIETARY

	Exhibit A-2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 3 & 4	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 3

BOEING PROPRIETARY

	Exhibit A-2	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 3 & 4	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 4

BOEING PROPRIETARY

	Exhibit A-4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 5 & 6	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 1

BOEING PROPRIETARY

	Exhibit A-4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 5 & 6	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 2

BOEING PROPRIETARY

	Exhibit A-4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 5 & 6	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 3

BOEING PROPRIETARY

	Exhibit A-4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 5 & 6	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 4

BOEING PROPRIETARY

	Exhibit A-4	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 5 & 6	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 5

BOEING PROPRIETARY

	Exhibit A-5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 8 through 11 & Block 13	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 1

BOEING PROPRIETARY

	Exhibit A-5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 8 through 11 & Block 13	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 2

BOEING PROPRIETARY

	Exhibit A-5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 8 through 11 & Block 13	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 3

BOEING PROPRIETARY

	Exhibit A-5	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
	Block 8 through 11 & Block 13	Price
CR	Baseline Configuration - Revised	Per A/C
[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-19 to PA2910	BOEING PROPRIETARY	Page 4

BUYER FURNISHED EQUIPMENT VARIABLES

between

THE BOEING COMPANY

and

GAC INC.

Supplemental Exhibit BFE1 to Purchase Agreement Number 2910

P.A. No. 2910                                                                  BFE1
SA-15                                                                                                                                                                            GOT

BOEING PROPRIETARY

BOEING PROPRIETARY

BUYER FURNISHED EQUIPMENT VARIABLES

relating to

BOEING MODEL 737-8EH AIRCRAFT

This Supplemental Exhibit BFE1 contains vendor selection dates, on-dock dates and other variables applicable to the Aircraft.

1.         Supplier Selection.

            Customer will:

            1.1       Select and notify Boeing of the suppliers and part numbers of the following BFE items by the following dates:

                        [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 2910                                       BFE1-21                                                       GOT
SA-15

BOEING PROPRIETARY

BOEING PROPRIETARY

2.         On-dock Dates

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.                  Additional Delivery Requirements

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

P.A. No. 2910                                       BFE1-12                                                       GOT
SA-15

BOEING PROPRIETARY

6-1162-DME-0706R4

GAC, Inc Praça Comandante Linneu Gomes s/n Portaria 3, Prédio 7 Jardim Aeroporto 04626-020 São Paulo – SP Brazil

Subject:	Purchase Rights

Reference:	Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC INC. (Customer) relating to Model 737-8EH aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

1. Purchase Right Aircraft Delivery Timing

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA2910	GOT
SA-19

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Attachment A to 6-1162-DME-0706R4

Record of Purchase Right Aircraft Exercised

				Remaining
Document	Effective		Aircraft	Un-exercised
Description	Date		Exercised	Aircraft

PA-2910	17 May	2004	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

SA-1	16 July	2004	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-2	20 January	2005	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-3	07 March	2005	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-4	24 March	2005	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-5	25 July	2005	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-6	26 August	2005	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-7	18 November	2005	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-8	17 February	2006	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-9	13 March	2006	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-10	19 October	2006	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-11	24 October	2006	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-12	28 February	2007	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-13	17 December	2007	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-14	29 September	2008	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-15	30 April	2009	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-16	24 September	2009	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-17	28 October	2009	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-18	08 July	2010	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]
SA-19	__________	2010	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]	[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA2910	GOT
SA-19

6-1162-DME-1104

GAC, Inc..

Praça Comandante Linneu Gomes s/n

Portaria 3,

Prédio 7 Jardim Aeroporto

04626-020 São Paulo – SP Brazil

Subject:           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:       Purchase Agreement No2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

1.         Definitions.

“Escalation Notice” means the written communication provided by Boeing to Customer in accordance with the requirements of Article 4.1, below.

“Program Aircraft” means each Aircraft specified in Article 2 of this Letter Agreement.

2.         Applicability.

Notwithstanding any other provision of the Purchase Agreement to the contrary, the parties agree that the model 737-800 Aircraft in Table 5, Table 6, Table 8 through Table 11, and Table 13 of the Purchase Agreement are Program Aircraft under the terms of this Letter Agreement.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA2910                                                                                                                                                                      SA-19

6-1162-DME-1104                                                                                        Page 2

GAC Inc.

3.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].

4.1       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.1.1    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.1.2    [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.2       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.3       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

4.4       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

PA2910                                                                                                                                                                      SA-19

6-1162-DME-1106R1

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3

Prédio 7 Jardim Aeroporto

04626-020 São Paulo - SP Brazil

Subject:           [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Reference:       Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-800 aircraft (the Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

1.         Specific Model and Configuration.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]:

(i)         [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(ii)        [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

(iii)       [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

2.         Customer’s Written Notice.

P.A. No. 2910                                                                                                                                                              GOT

SA-19

Letter Agreement No. 6-1162-DME-1162                                                                   Page 1
GAC Inc.

6-1162-DME-1162

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3

Prédio 7 Jardim Aeroporto

04626-020 São Paulo - SP Brazil

Subject:           Special Matters – Table 8-11 and Table 13 Aircraft

Reference:       Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Table 8 through Table 11, and Table 13,

Aircraft.  [CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT].  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

16.  Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential.  Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

P.A. No. 2910                                                                                                                                              GOT

SA-19

Letter Agreement No. 6-1162-DME-1250                                                                   Page 1
GAC Inc.

6-1162-DME-1250

GAC, Inc.

Praça Comandante Linneu Gomes s/n

Portaria 3

Prédio 7 Jardim Aeroporto

04626-020 São Paulo - SP Brazil

Subject:           Certain Special Matters – Table 13 Aircraft

Reference:       Purchase Agreement No. 2910 (the Purchase Agreement) between The Boeing Company (Boeing) and GAC Inc. (Customer) relating to Model 737-8EH aircraft (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement, and reflects the mutual agreement of the parties concerning certain business considerations pertaining to the Table 13 model 737-800 Aircraft.  All terms used but not defined in this Letter Agreement have the same meaning as in the Purchase Agreement.

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

3.  Confidential Treatment

Customer and Boeing each understands that certain commercial and financial information contained in this Letter Agreement are considered by both Customer and Boeing as confidential.  Customer and Boeing agree that each will treat this Letter Agreement and the information contained herein as confidential and, except as otherwise required by law, will not, without the prior written consent of the other party, disclose this Letter Agreement or any information contained herein to any other person or entity.

P.A. No. 2910                                                                                                                                              GOT

SA-19

Letter Agreement No. 6-1162-DME-1250                                                                   Page 2
GAC Inc.

If the foregoing correctly sets forth your understanding of our agreement with respect to the matters treated above, please indicate your acceptance and approval below.

Very truly yours,

THE BOEING COMPANY

By

Its           Attorney‑In‑Fact

ACCEPTED AND AGREED TO this

Date:                                , 2010

GAC INC.

By

Its

P.A. No. 2910                                                                                                                                              GOT

SA-19

Supplemental Agreement No. SA-19
Table 2-A
To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54939-1F.TXT	Boeing Proprietary	Page 1

Supplemental Agreement No. SA-19
Table 2 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54940-1F.TXT	Boeing Proprietary	Page 2

Supplemental Agreement No. SA-19
Table 2 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54940-1F.TXT	Boeing Proprietary	Page 3

Supplemental Agreement No. SA-19
Table 4 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54941-1F.TXT	Boeing Proprietary	Page 4

Supplemental Agreement No. SA-19
Table 5 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54944-1F.TXT	Boeing Proprietary	Page 5

Supplemental Agreement No. SA-19
Table 5 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54944-1F.TXT	Boeing Proprietary	Page 6

Supplemental Agreement No. SA-15
Table 6 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54944-1F.TXT	Boeing Proprietary	Page 7

Supplemental Agreement No. SA-19
Table 8 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 8

Supplemental Agreement No. SA-19
Table 9 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 9

Supplemental Agreement No. SA-19
Table 10 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 10

Supplemental Agreement No. SA-19
Table 11 To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54945-1F.TXT	Boeing Proprietary	Page 11

Attachment 1 to Letter Agreement No. 6-1162-1250
Order Conversion to Supplemental Agreement No. SA-19
To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):
Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54946-1F.TXT	Boeing Proprietary	Page 12

Attachment 1 to Letter Agreement No. 6-1162-1250
Order Conversion to Supplemental Agreement No. SA-19
To Purchase Agreement No. PA-02910
Aircraft Delivery, Description, Price and Advance Payments

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT - PA-02910		SA-19
54946-1F.TXT	Boeing Proprietary	Page 13

Attachment 2 to Letter Agreement No. 6-1162-DME-1250
Option Aircraft
Supplemental Agreement No. 19
to Purchase Agreement No. PA-2910
Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	737-800	Detail Specification:
Engine Model/Thrust:	CFM56-7B27/B1	Airframe Price Base Year/Escalation Formula:
Airframe Price:		Engine Price Base Year/Escalation Formula:
Optional Features:
Sub-Total of Airframe and Features:		Airframe Escalation Data:
Engine Price (Per Aircraft):		Base Year Index (ECI):
Aircraft Basic Price (Excluding BFE/SPE):		Base Year Index (CPI):

Buyer Furnished Equipment (BFE) Estimate:
Seller Purchased Equipment (SPE) Estimate:

Deposit per Aircraft:

[CONFIDENTIAL PORTION OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT]

Delivery Date	Number of Aircraft	Escalation Factor (Airframe)	Escalation Estimate Adv Payment Base Price Per A/P	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):

GOT-PA-02910		SA-XX
55051-1F.TXT	Boeing Proprietary	Page 1